Putnam
International
Voyager
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-99


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

 * Putnam International Voyager Fund's class A shares were ranked in the top 10% of the international funds ranked by Lipper for the 3-year period ended March 31, 1999. The fund was 6th of the 332 international funds ranked.*

 * Morningstar gave the fund's class A shares a rating of 4 out of 5 stars for 3-year performance as of March 31, 1999. Only 22.5% of the 918 international equity funds rated received 4 stars.+


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

19 Financial statements

  *Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. For the 1-year period, the fund ranked 28 out of 558 international funds. The fund was not ranked over longer periods.

  +Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 3/31/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. Performance of other share classes will vary. The fund was not ranked over longer periods.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Even in today's disordered international equities markets, opportunities can be found by those who seek them out. Putnam International Voyager Fund's management team has done an exemplary job of finding fortuitous situations by focusing the search on the economies and industries in which strength is most evident.

The strategy has paid off as the performance numbers found in this report for the first half of fiscal 1999 and over the longer term clearly demonstrate. Opportunities have presented themselves in such diverse industries as retailing, advertising, financial services, and mobile communications. The managers do not expect the current challenges to disappear overnight but the team remains cautiously optimistic over prospects for the fiscal year's second half.

I am pleased to announce the appointment of Joseph P. Joseph to your fund's management team. Joe joined Putnam in 1994 and is now managing director and head of Global Core Small Cap Equities. Joe was formerly with Vert Independent Capital Research and Price Waterhouse and has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 21, 1999



Report from the Fund Managers
Omid Kamshad
Joshua L. Byrne
Nigel P. Hart
Joseph P. Joseph

With one third of the world's economies either in recession or rapidly declining, finding solid growth potential outside the United States has become more of a challenge. Nevertheless, Putnam International Voyager Fund has proved successful at making the most of what growth there is. By investing heavily in small and midsize companies that are taking advantage of strong pockets of demand, we have found businesses that are in many cases undervalued by the marketplace and that are unlocking value for shareholders through restructuring, consolidation, and growth.

This strategy has allowed the fund to post solid results relative to its benchmark index as well as its peers (please see page 2). For the semiannual period ended February 28, 1999, the fund had a total return of 15.57% at net asset value (8.96% at public offering price) compared to the 13.84% gain of the Morgan Stanley Capital International EAFE Index. For performance over longer periods, please see page 9.

* TARGETING CONSUMER DEMAND IN EUROPE

In recent months, economic data have confirmed that core European economies such as Germany are slowing. On the other hand, peripheral countries such as Spain and Ireland are enjoying solid economic growth and, thanks to the introduction of the euro in January, are maintaining the same low interest rates as the core countries. The fund has taken advantage of this dichotomy through investments in industries such as retailing, media, and advertising, targeting companies that are benefiting from strong consumer demand as well as those likely to gain from the current wave of corporate consolidation and restructuring.

For example, the fund has significant holdings in Spanish retailers Centros Comerciales Continente and Superdiplo. We also targeted French advertising firms Havas Advertising and Publicis as well as media and production companies TF1, NRJ, and EM TV & Merchandising of Germany. One reason we expect consolidation in the European media industry is because of the growth of the Internet. We believe European companies that have an Internet strategy or are well positioned as content providers will flourish with the expansion of e-commerce and entertainment. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

We have also invested in European companies that are already taking advantage of consumer demand, even in industries dominated by larger, more well-known companies. One example is Lindt & Spruengli of Switzerland, the manufacturer and retailer of Lindt premium chocolates and Ghirardelli chocolates of the United States. The management team that came in three years ago has already expensed a major upgrade to its capital by modernizing its plants and expanding its regional presence by buying Ghirardelli. With the sales growth of premium chocolate at double-digit rates in the United States, Lindt now has a significant share of that growth.

* FUND BENEFITS FROM GROWTH OF ASSET MANAGEMENT SERVICES IN EUROPE

One of the fund's major investment themes for some time has been its focus on the increasing importance of asset management across Europe. We are seeing a definite change in the savings patterns of European citizens as a result of concern about the viability of government-run pay-as-you-go retirement schemes and the underfunding of corporate pension schemes. Furthermore, fixed-income investments have long been the traditional choice of European investors, but the relative attractiveness of equities is encouraging many to diversify.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

France              13.5%

Switzerland         13.0%

Italy                9.7%

United Kingdom       9.4%

Japan                8.4%

Footnote reads:
*Based on net assets as of 2/28/99. Holdings will vary over time.


We have focused on firms that not only have profitable, high-growth asset management businesses but also have solid banking operations that make them relatively undervalued relative to larger European banking companies. This is evident in the Italian Popolare banks the fund holds as well as Swiss firms Bank Julius Baer, Verwaltungs-und Privat-Bank and Bank Sarasin. For example, Banca Popolare di Brescia has been very aggressive in developing an asset management business but also has relatively high-quality commercial banking interests in northern Italy that investors often ignore when valuing the company.

* FUND TAPS GLOBAL GROWTH POTENTIAL OF MOBILE COMMUNICATIONS

The worldwide growth of mobile communications remains astounding and makes us confident about the long-term trends in mobile telephony. The number of cellular subscribers in Western Europe grew by 67% to 92 million in the past year, and in the emerging markets, these rates are growing exponentially.

The fund holds a variety of telecommunications companies from around the world. We continue to focus on companies such as Irish firm ESAT Telecom Group, Bouygues of France, and BCE Mobile Communications of Canada. Additionally we have positions in Telesp Cellular of Brazil and Finland's Helsinki Telephone Corp.

* JAPANESE, ASIAN PROSPECTS STILL UNCLEAR

We are more positive on Japanese stocks than we were six months ago but are keeping the fund underweighted in Japan relative to its benchmark. From a macroeconomic view, the Japanese economy is still in dire straits, but from the standpoint of individual companies, we have seen some incremental improvement. Japanese companies are beginning to take small but significant steps toward much needed restructuring and consolidation.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Esat Telecom Group PLC (Ireland)
Telecommunications

Banca Popolare di Brescia SpA (Italy)
Insurance and finance

Publicis S.A. (France)
Advertising

AEM SpA 144A (Italy)
Utilities

Bouygues S. A. (France)
Telecommunications

Julius Baer Holdings AG (Switzerland)
Insurance and finance

Securicor Group PLC (United Kingdom)
Conglomerates

ARM Holdings PLC (United Kingdom)
Electronics and electrical equipment

Publicitas Holding S.A. (Switzerland)
Advertising

Helsingin Puhelin Oyj (Helsinki Telephone Corp.) Class E (Finland) Telecommunications

Footnote reads:
These holdings represent 19.3% of the fund's net assets as of 2/28/99. Portfolio holdings will vary over time.


We have identified companies that could benefit from consolidation as well as those in industries that are growing despite the country's economic woes. For example, the fund owns stock in two Coca-Cola bottlers in Japan. The Japanese market is Coke's largest outside the United States, but there are too many distributors and as a result the company has become dissatisfied with distribution in Japan. Consolidation will be forced upon the industry and we believe the fund holds two undervalued companies that could stand to benefit. On the services side, the fund also owns information technology services company INES Corporation and consumer finance company Aiful Corp. Should Japanese consumers start to spend more, we also believe companies such as Nippon Broadcasting and furniture retailer Otsuka Kagu will be among the beneficiaries.

Elsewhere in Asia, the fund continues to hold stakes in two of Singapore's major banks. Although it will be some time before we see true economic growth in Singapore and the rest of Asia, we believe these banks will begin to curtail their loan loss provisioning in the near future and will be able to play an important role in the revitalization of the region's economy. More importantly their payout ratios -- that is, their dividends as a percentage of profits -- have been on the rise. This is significant because it shows that while their profits have fallen, the dividends have remained steady, indicating optimism about being able to pay future dividends as well as about the future economic environment of the region.

* OUTLOOK IS CAUTIOUSLY OPTIMISTIC BUT CHALLENGES AWAIT

The companies represented in the fund have demonstrated their ability to prosper despite the slowing of the global economy. Assuming that conditions in Japan do not deteriorate further and that China's economic growth stabilizes rather than falls, we see no reason why our current approach should change.

On the other hand, we will remain mindful of any upward surprise in world economic growth. The presence of excess capacity in so many commodity-related and basic industries has pushed down the pricing power of these companies to such a degree that any positive change in growth could be explosive for the profitability and earnings growth of these firms. Since we have already begun to identify those undervalued companies that could benefit from an uptick in global demand, we believe your fund is well positioned to benefit from any such developments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/99, there is no guarantee the fund will continue to hold these securities in the future.

International investing includes certain risks not present with U.S. investments. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Voyager Fund is designed for investors seeking capital appreciation through common stocks of smaller-capitalization companies located outside the United States.


TOTAL RETURN FOR PERIODS ENDED 2/28/99

                                Class A           Class B           Class M
(inception date)               (12/28/95)        (10/30/96)        (10/30/96)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                    15.57%    8.96%   15.14%   10.14%   15.28%   11.21%
------------------------------------------------------------------------------
1 year                      15.85     9.21    15.05    10.05    15.28    11.21
------------------------------------------------------------------------------
Life of fund                79.09    68.76    75.10    72.10    76.24    70.06
Annual average              20.18    17.95    19.33    18.68    19.57    18.23
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/99

                                               MSCI            Consumer
                                            EAFE Index        price index
------------------------------------------------------------------------------
6 months                                      13.84%             0.80%
------------------------------------------------------------------------------
1 year                                         4.95              1.73
------------------------------------------------------------------------------
Life of fund                                  26.06              7.30
Annual average                                 7.60              2.25
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 2/28/99

                                Class A          Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             1                1               1
------------------------------------------------------------------------------
Income                          $0.135           $0.058          $0.082
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                        0.249            0.249           0.249
------------------------------------------------------------------------------
Short-term                       0.022            0.022           0.022
------------------------------------------------------------------------------
  Total                         $0.406           $0.329          $0.353
------------------------------------------------------------------------------
Share value:                  NAV      POP         NAV         NAV      POP
------------------------------------------------------------------------------
8/31/98                    $12.37   $13.12      $12.25      $12.30   $12.75
------------------------------------------------------------------------------
2/28/99                     13.87    14.72       13.76       13.81    14.31
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/99
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (12/28/95)        (10/30/96)        (10/30/96)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
6 months                    22.81%   15.75%   22.36%   17.36%   22.46%   18.13%
------------------------------------------------------------------------------
1 year                       8.80     2.56     7.93     2.93     8.25     4.47
------------------------------------------------------------------------------
Life of fund                81.54    71.08    77.26    74.26    78.53    72.28
Annual average              20.07    17.91    19.20    18.57    19.46    18.16
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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

Portfolio of investments owned
February 28, 1999 (Unaudited)

COMMON STOCKS (97.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Brazil (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             38,200  Telesp Cellular Participacoes S.A. ADR (NON)                                           $      802,200

Canada (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             96,555  BCE Mobile Communications, Inc. (NON)                                                       2,750,308
             56,034  Four Seasons Hotels, Inc. (NON)                                                             1,970,989
             64,200  Laurasia Resources Ltd. (NON)                                                               1,838,791
                                                                                                            --------------
                                                                                                                 6,560,088

Denmark (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             18,100  Sydbank AS                                                                                    729,969
             13,300  Vestas Wind Systems A/S (NON)                                                                 788,803
             22,650  Vestas Wind Systems A/S 144A (NON)                                                          1,343,337
                                                                                                            --------------
                                                                                                                 2,862,109

Estonia (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             30,900  Estonian Telekom GDR 144A                                                                     638,858

Finland (5.1%)
--------------------------------------------------------------------------------------------------------------------------
             56,377  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) Class E                                    3,521,348
             17,800  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) 144A                                       1,111,801
             59,522  Huhtamaki I Free (NON)                                                                      1,992,655
             32,441  KCI Konecranes International PLC                                                            1,054,242
             95,825  Sampo Insurance Co., Ltd. Class A (NON)                                                     3,177,381
            187,926  Sponda Oyj 144A (NON)                                                                       1,066,149
             27,600  Sponda Oyj 144A                                                                               156,581
                                                                                                            --------------
                                                                                                                12,080,157

France (13.5%)
--------------------------------------------------------------------------------------------------------------------------
             17,653  Bouygues S. A.                                                                              4,404,642
             47,046  Chargeurs S.A.                                                                              2,176,687
             14,100  CNP Assurances (NON)                                                                          378,218
             15,600  CNP Assurances 144A (NON)                                                                     418,454
             13,281  Havas Advertising S.A.                                                                      2,604,202
             20,446  ISIS Holdings                                                                               1,145,311
             16,900  M6 Metropole Television                                                                     2,904,258
             11,466  NRJ S.A.                                                                                    2,526,189
             28,715  Publicis S.A.                                                                               4,839,764
             34,317  Scor                                                                                        1,771,099
             30,700  Sidel S.A.                                                                                  2,167,806
             19,709  SPIR Communication                                                                          1,172,417
             16,308  Television Francaise I (TF1)                                                                2,928,278
             19,050  Union des Assurances Federales                                                              2,413,330
                                                                                                            --------------
                                                                                                                31,850,655

Germany (5.4%)
--------------------------------------------------------------------------------------------------------------------------
              6,872  AIXTRON AG                                                                                  1,612,452
             20,920  Axa Colonia Konzern AG                                                                      1,866,683
              2,560  EM TV & Merchandising AG                                                                    2,481,684
             17,600  Hawesko Holding AG                                                                            814,303
              6,273  Hawesko Holding AG (NON)                                                                      290,234
              5,095  Intershop Communications AG (NON)                                                             812,475
             13,271  Kamps AG (NON)                                                                              1,537,954
             10,400  Kamps AG 144A (NON)                                                                         1,205,232
             13,400  Medion AG (NON)                                                                             2,094,648
              4,000  PrimaCom AG (NON)                                                                             130,870
                                                                                                            --------------
                                                                                                                12,846,535

Hong Kong (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            645,000  Asia Satellite Telecommunications Holdings Ltd.                                             1,040,725
          1,063,000  Cathay Pacific Airways (NON)                                                                1,186,905
            698,000  Johnson Electric Holdings Ltd.                                                              1,847,038
            575,000  Li & Fung Ltd.                                                                              1,039,112
             62,600  Peak International Ltd.                                                                       379,513
            358,000  VTech Holdings, Ltd.                                                                        1,116,006
                                                                                                            --------------
                                                                                                                 6,609,299

Ireland (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            152,075  Esat Telecom Group PLC (NON)                                                                7,147,525
            443,810  Greencore Group PLC                                                                         1,745,377
            181,829  Irish Life PLC                                                                              1,834,774
                                                                                                            --------------
                                                                                                                10,727,676

Italy (9.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,942,633  AEM SpA 144A (NON)                                                                          4,515,410
            134,500  Banca Popolare Commercio de Industria SpA                                                   3,067,020
             70,441  Banca Popolare di Bergamo SpA                                                               1,846,828
            171,500  Banca Popolare di Brescia SpA                                                               5,270,991
             62,400  Banca Popolare Santa Venera (NON)                                                             811,130
            279,800  Class Editori (NON)                                                                         2,237,733
             28,774  Ericsson SpA                                                                                1,087,222
             29,414  Industrie Natuzzi SpA ADR                                                                     568,058
            335,300  SONDEL -- Societa Nordelettrica SpA                                                         1,252,152
            486,000  Unicem SpA                                                                                  2,221,817
                                                                                                            --------------
                                                                                                                22,878,361

Japan (8.4%)
--------------------------------------------------------------------------------------------------------------------------
             17,600  Aiful Corp.                                                                                 1,184,672
            104,000  Chukyo Coca-Cola Bottling Co., Ltd.                                                         1,109,916
             44,800  Disco Corp.                                                                                 1,505,882
            174,000  INES Corp.                                                                                  1,864,286
             46,300  Kita Kyushu Coca-Cola Bottling                                                              1,750,840
            110,000  Matsushita-Kotobuki Electronics Industries, Ltd.                                            2,976,471
            134,000  Mitsumi Electric Company, Ltd.                                                              2,257,731
            715,000  Nikko Securities Co. Ltd.                                                                   2,253,151
             36,000  Nippon Broadcasting System                                                                  1,179,832
             15,000  Otsuka Kagu                                                                                 1,255,462
             39,000  Taiyo Ink Manufacturing                                                                     2,621,849
                                                                                                            --------------
                                                                                                                19,960,092

Netherlands (4.7%)
--------------------------------------------------------------------------------------------------------------------------
             60,040  ASM Lithography Holding N.V. (NON)                                                          2,476,945
             51,800  Beter Bed Holding N.V.                                                                      1,734,712
             42,100  Gucci Group N.V.                                                                            2,947,000
             64,771  Nutreco Holding NV                                                                          2,632,879
              9,078  Nutreco Holding NV 144A                                                                       369,012
             28,300  United Pan-Europe Communications NV                                                         1,058,401
                                                                                                            --------------
                                                                                                                11,218,949

New Zealand (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,025,202  Fletcher Challenge Building                                                                 1,579,616
            815,000  Restaurant Brands New Zealand Ltd. (NON)                                                      600,201
            339,600  Warehouse Group Ltd. (The)                                                                  1,277,086
                                                                                                            --------------
                                                                                                                 3,456,903

Portugal (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             46,900  Brisa-Auto Estradas de Portugal, S.A. (NON)                                                 2,421,024
             34,400  Cimpor-Cimentos de Portugal, SGPS, S.A.                                                       962,534
             68,500  Semapa -- Sociedade de Investimento e Gestao SGPS S.A.                                      1,130,385
                                                                                                            --------------
                                                                                                                 4,513,943

Singapore (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,976,500  Courts Ltd.                                                                                 1,189,255
             29,000  GP Batteries International Ltd.                                                                50,523
          1,563,800  Keppel Bank                                                                                 2,451,951
            378,000  Overseas Union Bank Ltd.                                                                    1,382,927
            445,000  Venture Manufacturing Ltd.                                                                  1,873,548
                                                                                                            --------------
                                                                                                                 6,948,204

Spain (6.8%)
--------------------------------------------------------------------------------------------------------------------------
             45,022  Banco Pastor S.A.                                                                           2,452,534
             55,712  Cementos Portland, S.A.                                                                     2,117,346
             79,408  Centros Comerciales Continente, S.A.                                                        2,287,494
             20,748  CF Alba Spain S. A.                                                                         3,005,564
            108,427  Inmobiliaria Metropolitana Vasco Central S.A.                                               2,800,943
             92,630  Superdiplo S.A. (NON)                                                                       2,326,540
             76,500  Transportes Akzar S.A. (NON)                                                                1,032,337
                                                                                                            --------------
                                                                                                                16,022,758

Sweden (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             67,675  Seco Tools AB Class B                                                                       1,618,027
            112,712  Sparbanken Sverige AB Class A (NON)                                                         2,349,535
                                                                                                            --------------
                                                                                                                 3,967,562

Switzerland (13.0%)
--------------------------------------------------------------------------------------------------------------------------
              2,755  Banque Cantonale Vaudoise                                                                     831,151
              1,102  Banque Cantonale Vaudoise                                                                     317,210
                884  Bank Sarasin & Cie (NON)                                                                    1,602,602
              6,649  Edipresse S.A.                                                                              1,619,463
              2,630  Forbo Holding AG                                                                            1,073,692
              3,586  Georg Fischer AG                                                                            1,178,626
              3,597  Hilti AG                                                                                    2,327,148
              1,380  Julius Baer Holdings AG                                                                     4,202,449
              3,597  Kuehne & Nagel Intl. AG                                                                     2,663,154
                591  Kuoni Reisen AG                                                                             2,412,746
              1,250  Lindt & Spruengli AG (NON)                                                                  3,184,414
              7,713  Publicitas Holding S.A.                                                                     3,575,775
              8,128  Sika Finanz AG                                                                              2,097,802
                785  Verwaltungs-und Privat-Bank AG                                                              2,661,569
              1,899  Zellweger Luwa AG                                                                           1,135,300
                                                                                                            --------------
                                                                                                                30,883,101

Taiwan (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            137,600  Winbond Electronics 144A GDR                                                                1,843,840

United Kingdom (9.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,351,513  Aegis Group PLC                                                                             2,598,473
            298,100  Aegis Group PLC 144A                                                                          573,139
            178,700  Anglian Water PLC                                                                           2,090,086
            104,795  ARM Holdings PLC (NON)                                                                      4,017,068
            466,761  Avis Europe PLC 144A ADR                                                                    1,907,003
            814,200  Electronics Boutique PLC                                                                    1,017,519
            568,300  Independent Insurance Group, Inc.                                                           1,957,640
            422,480  Securicor Group PLC (NON)                                                                   4,076,615
            232,864  Viridian Group PLC                                                                          2,667,839
            169,000  WPP Group PLC (NON)                                                                         1,337,616
                                                                                                            --------------
                                                                                                                22,242,998

United States (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             90,500  Mettler -- Toledo International Inc. (NON)                                                  2,313,406
                                                                                                            --------------
                     Total Common Stocks (cost $199,555,889)                                                $  231,227,694

SHORT-TERM INVESTMENTS (3.6%) (a) (cost $8,424,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $8,424,000  Interest in $310,913,000 joint repurchase agreement dated February 26, 1999 with Warburg Securities
                       due March 1, 1999 with respect to various U.S.
                       Treasury obligations -- maturity value of
                       $8,427,327 for an effective yield of 4.74%                                           $    8,424,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $207,979,889) (b)                                              $  239,651,694
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $236,606,788.

  (b) The aggregate identified cost on a tax basis is $208,823,808, resulting in gross unrealized appreciation and depreciation of $43,837,775 and $13,009,889, respectively, or net unrealized appreciation of $30,827,886.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository
      Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at February 28, 1999 (as a percentage of net assets):

          Insurance and Finance       19.0%
          Telecommunications          11.0



      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
February 28, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $207,979,889) (Note 1)        $239,651,694
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,101,766
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               457,148
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,940,067
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,046,315
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                2,726
-----------------------------------------------------------------------------------------------
Total assets                                                                        250,199,716

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        996,714
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     11,380,862
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              333,282
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            650,402
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               59,613
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             3,956
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                575
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  137,028
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   55
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   30,441
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    13,592,928
-----------------------------------------------------------------------------------------------
Net assets                                                                         $236,606,788

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $207,459,342
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (2,892,709)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                          343,281
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                    31,696,874
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $236,606,788

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($126,359,105 divided by 9,112,757 shares)                                               $13.87
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.87)*                                  $14.72
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($98,894,038 divided by 7,189,364 shares)**                                              $13.76
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,353,645 divided by 822,233 shares)                                                  $13.81
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.81)*                                  $14.31
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended February 28, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $99,945)                                           $   638,528
-----------------------------------------------------------------------------------------------
Interest                                                                                232,864
-----------------------------------------------------------------------------------------------
Total investment income                                                                 871,392

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,193,052
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          241,358
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         7,759
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          2,892
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   132,872
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   415,942
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    36,358
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              298
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  34,679
-----------------------------------------------------------------------------------------------
Registration fees                                                                         7,586
-----------------------------------------------------------------------------------------------
Auditing                                                                                 10,360
-----------------------------------------------------------------------------------------------
Legal                                                                                     1,803
-----------------------------------------------------------------------------------------------
Postage                                                                                  16,300
-----------------------------------------------------------------------------------------------
Other                                                                                    39,898
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,141,157
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (14,733)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,126,424
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (1,255,032)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        340,094
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             130,301
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                    110,743
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                         29,451,372
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              30,032,510
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $28,777,478
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    February 28       August 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $  (1,255,032)   $     (7,875)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           470,395       3,792,073
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
asset and liabilities in foreign currencies                                          29,562,115         937,264
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 28,777,478       4,721,462
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (1,070,875)       (159,691)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (375,161)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (59,864)           (432)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                          (2,149,683)     (2,453,405)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,752,907)     (2,132,632)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (197,843)       (237,711)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    36,056,015      98,406,679
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         59,227,160      98,144,270

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 177,379,628      79,235,358
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $2,892,709 and
$131,777, respectively)                                                            $236,606,788    $177,379,628
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six months
                                                                     ended                                         For the period
Per-share                                                         February 28                                      Dec. 28, 1995+
operating performance                                             (Unaudited)          Year ended August 31          to Aug. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $12.37           $11.66            $9.47            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                      (.06)             .05              .02(d)           .04(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   1.97             1.25             2.28              .93
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.91             1.30             2.30              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.14)            (.04)            (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.27)            (.55)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.41)            (.59)            (.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.87           $12.37           $11.66            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                               15.57*           11.77            24.44            11.41*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $126,359          $95,404          $40,687           $2,429
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .90*            1.92             2.10(d)          1.26*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             (.46)*            .35              .15(d)           .44*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               40.56*           89.50           126.65            55.87*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expense to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expense for class A reflect a reduction of approximately $0.08 per share for the year ended
    August 31, 1996.  Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six months
                                                                                      ended            Year         For the period
Per-share                                                                          February 28         ended        Oct. 30, 1996+
operating performance                                                              (Unaudited)       August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.25           $11.60            $9.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                       (.11)            (.05)            (.06)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.95             1.25             1.94
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.84             1.20             1.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.06)              --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.27)            (.55)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.33)            (.55)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.76           $12.25           $11.60
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                15.14*           10.94            19.35*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $98,894          $73,176          $34,463
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              1.28*            2.67             2.39*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              (.84)*           (.43)            (.50)*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                40.56*           89.50           126.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expense to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expense for class A reflect a reduction of approximately $0.08 per share for the year ended
    August 31, 1996.  Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six months
                                                                                      ended             Year       For the period
Per-share                                                                          February 28         ended       Oct. 30, 1996+
operating performance                                                              (Unaudited)       August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.30           $11.62            $9.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                       (.09)            (.02)            (.03)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.95             1.25             1.93
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.86             1.23             1.90
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.08)              --(e)          (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.27)            (.55)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.35)            (.55)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.81           $12.30           $11.62
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                15.28*           11.20            19.56*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $11,354           $8,799           $4,086
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              1.15*            2.42             2.18*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              (.71)*           (.18)            (.26)*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                40.56*           89.50           126.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expense to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expense for class A reflect a reduction of approximately $0.08 per share for the year ended
    August 31, 1996.  Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M




Notes to financial statements
February 28, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of a number of different countries and under normal market conditions it will invest primarily in at least three different countries other than the United States.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U. S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.20% of the first $500 million of average net assets, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion and 0.93% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended February 28, 1999, fund expenses were reduced by $14,733 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $790 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended February 28, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $57,257 and $6,854 from the sale of class A and class M shares, respectively and received $90,134 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 1999, Putnam Mutual Funds Corp., acting as underwriter received $10,292 on class A redemption's.

Note 3
Purchases and sales of securities

During the six months ended February 28, 1999, purchases and sales of investment securities other than short-term investments aggregated $112,947,367 and $78,972,445 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At February 28, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                        Six months ended
                                                        February 28, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,705,018        $48,190,381
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      231,679          3,062,796
-----------------------------------------------------------------------------
                                                 3,936,697         51,253,177

Shares
repurchased                                     (2,534,928)       (32,721,734)
-----------------------------------------------------------------------------
Net increase                                     1,401,769        $18,531,443
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,331,000        $82,848,055
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      224,603          2,461,648
-----------------------------------------------------------------------------
                                                 6,555,603         85,309,703

Shares
repurchased                                     (2,333,574)       (30,360,221)
-----------------------------------------------------------------------------
Net increase                                     4,222,029        $54,949,482
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        February 28, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,047,303        $26,769,605
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      148,008          1,943,351
-----------------------------------------------------------------------------
                                                 2,195,311         28,712,956

Shares
repurchased                                       (979,685)       (12,626,026)
-----------------------------------------------------------------------------
Net increase                                     1,215,626        $16,086,930
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,028,457        $51,974,706
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      180,293          1,967,001
-----------------------------------------------------------------------------
                                                 4,208,750         53,941,707

Shares
repurchased                                     (1,205,658)       (15,283,453)
-----------------------------------------------------------------------------
Net increase                                     3,003,092        $38,658,254
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        February 28, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        362,061         $4,833,606
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       18,810            247,913
-----------------------------------------------------------------------------
                                                   380,871          5,081,519

Shares
repurchased                                       (273,875)        (3,643,877)
-----------------------------------------------------------------------------
Net increase                                       106,996         $1,437,642
-----------------------------------------------------------------------------

                                                           Year ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        482,034         $6,367,558
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       21,553            235,566
-----------------------------------------------------------------------------
                                                   503,587          6,603,124

Shares
repurchased                                       (139,901)        (1,804,181)
-----------------------------------------------------------------------------
Net increase                                       363,686         $4,798,943
-----------------------------------------------------------------------------



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Website.

                         www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

                          1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan
Vice President

Omid Kamshad
Vice President and Fund Manager

Joshua L. Byrne
Vice President and Fund Manager

Nigel P. Hart
Vice President and Fund Manager

Joseph P. Joseph
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

SA011 51062 2AZ 4/99